UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2004

Eagle Family Foods Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-50305-01	13-3983598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eagle Family Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-50305	13-3982757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

735 Taylor Road, Suite 200, Gahanna, Ohio	43250
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 501-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On November 30, 2004, the Registrant filed a Current Report on Form 8-K (the “Form 8-K”). This amendment to the Form 8-K is being filed to file revised copies of Exhibits 10.3, 10.5 and 10.6 to the Form 8-K. These exhibits amend and restate in their entirety Exhibits 10.3, 10.5 and 10.6 filed as part of the Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

Exhibit No.	Description
10.3	Second Amendment to Financing Agreement dated as of November 23, 2004 by and among Eagle Family Foods Holdings, Inc., Eagle Family Foods, Inc., each subsidiary of Holdings listed as a guarantor on the signature pages thereto, the financial institutions from time to time party thereto (the “Lenders”), Fortress Credit Opportunities I LP, as collateral agent for the Lenders and Congress Financial Corporation (Central), as administrative agent for the Lenders. [Certain portions of Exhibit 10.3 have been omitted based upon a request for confidential treatment. The non-public information has been filed with the Securities and Exchange Commission.]

10.5	Milk Supply Agreement, dated as of November 23, 2004, by and between Eagle Family Foods, Inc. and Dairy Farmers of America, Inc. [Certain portions of Exhibit 10.5 have been omitted based upon a request for confidential treatment. The non-public information has been filed with the Securities and Exchange Commission.]

10.6	Tolling Agreement, dated as of November 23, 2004, by and between Eagle Family Foods, Inc. and Dairy Farmers of America, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EAGLE FAMILY FOODS HOLDINGS, INC.
EAGLE FAMILY FOODS, INC.

Date: June 5, 2006	By:	/s/ Craig Steinke
	Name:	Craig Steinke
	Title:	President, Chief Executive Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.3	Second Amendment to Financing Agreement dated as of November 23, 2004 by and among Eagle Family Foods Holdings, Inc., Eagle Family Foods, Inc., each subsidiary of Holdings listed as a guarantor on the signature pages thereto, the financial institutions from time to time party thereto (the “Lenders”), Fortress Credit Opportunities I LP, as collateral agent for the Lenders and Congress Financial Corporation (Central), as administrative agent for the Lenders. [Certain portions of Exhibit 10.3 have been omitted based upon a request for confidential treatment. The non-public information has been filed with the Securities and Exchange Commission.]

10.5	Milk Supply Agreement, dated as of November 23, 2004, by and between Eagle Family Foods, Inc. and Dairy Farmers of America, Inc. [Certain portions of Exhibit 10.5 have been omitted based upon a request for confidential treatment. The non-public information has been filed with the Securities and Exchange Commission.]

10.6	Tolling Agreement, dated as of November 23, 2004, by and between Eagle Family Foods, Inc. and Dairy Farmers of America, Inc.